SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  June 20, 2005
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                             ML MEDIA PARTNERS, L.P.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                                 0-14871              13-3321085
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(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
of Incorporation)                                             Identification No)


                           Four World Financial Center
                            New York, New York 10080
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               (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: 800-288-3694
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                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rue 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events
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         On June 3, 2005, ML Media Partners, L.P. (the "Partnership") and
Century Communications Corporation ("Century") entered into an Interest Acquisition Agreement (the "Agreement") among the Partnership, Century, Century-ML Cable Venture (the "Joint Venture"), Century-ML Cable Corp ("C-ML Cable Corp.") and San Juan Cable LLC (the "Buyer") pursuant to which, subject to the terms and conditions of the Agreement, the Partnership and Century have agreed to sell their interests (the "Interests") in the Joint Venture to the Buyer, a newly-formed Puerto Rico limited liability company of which MidOcean Partners, L.P., Crestview Partners and other investors will be the members as of the closing date. The Partnership and Century each own 50% of the Joint Venture and C-ML Cable Corp. is a wholly-owned subsidiary of the Joint Venture. The Joint Venture, directly or through C-ML Cable Corp., owns and operates two cable television systems in Puerto Rico (the "Systems"). Entry into the Agreement was previously reported on a Form 8-K dated June 3, 2005.

         Consummation of the sale of the Interests is subject to numerous conditions. There can be no assurances that the conditions to closing of the sale will be satisfied or that the closing will occur.

         The proceeds of the sale of the Interests will be held in escrow pending the resolution of the litigations between the Partnership, Century, Adelphia Communications Corp. and Highland Holding, and can only be released upon order of the Bankruptcy Court.

         As stated in the earlier filing, pursuant to the Agreement, Century, the Partnership and the Joint Venture have agreed not to solicit, initiate or participate in negotiations with respect to a sale of the Interests or the assets of the Joint Venture and C-ML Cable Corp. (with a fiduciary exception only in favor of Century), so that there will be no bankruptcy auction of the Interests, and that the Buyer will be entitled to an expense reimbursement and break-up fee under certain circumstances. Such "no shop" and break-up fee and/or expense reimbursement provisions were subject to Bankruptcy Court approval. On June 20, 2005, the Bankruptcy Court entered an order authorizing the break-up fee and/or expense reimbursement and the no shop provisions set forth in the Agreement.

         A copy of the Agreement is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

         Exhibit 10.1. Interest Acquisition Agreement dated as of June 3, 2005 by and among ML Media Partners, L.P., Century Communications Corporation, Century-ML Cable Venture, Century-ML Cable Corp. and San Juan Cable LLC


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ML MEDIA PARTNERS, L.P.

                                        By: Media Management Partners

                                        By: RP Media Management

                                        By: IMP Media Management, Inc.

Dated:  June  30, 2005                  By  /s/Elizabeth McNey Yates
                                            ------------------------
                                            Elizabeth McNey Yates